U.S. SECURITIES AND EXCHANGE COMMISSION
                            Washington, DC  20549



                                  FORM 8-K/A



                                CURRENT REPORT
    Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934



Date of Report (Date of Earliest Event Reported):  May 25, 2001




                       BALTIC INTERNATIONAL USA, INC.
           (Exact name of registrant as specified in its charter)




              TEXAS                     0-26588               76-0336843
     (State or other jurisdiction     (Commission           (I.R.S. Employer
         of incorporation)            File Number)         Identification No.)




             5151 San Felipe, Suite 1661, Houston, Texas  77056
        (Address of principal executive offices, including zip code)




Registrant's telephone number, including area code:  (713) 961-9299







Item 4  Changes in Registrant's Certifying Accountant

     Baltic International has engaged Mann Frankfort Stein & Lipp, CPAs, L.L.P. as its independent accountants as of May 25, 2001. Mann Frankfort Stein & Lipp, CPAs, L.L.P. will audit the Company's consolidated financial statements for the year ended December 31, 2000. The Company has not previously consulted Mann Frankfort Stein & Lipp, CPAs, L.L.P. on any accounting, auditing or financial reporting issues.

     The Company's previous accountants, Arthur Andersen LLP, declined to stand for re-election on May 25, 2001. The Company's board of directors approved the decision to change accountants. The report of independent public accountants previously issued by Arthur Andersen LLP on the financial statements of the Company for the years ended December 31, 1998 and 1999 included a qualification due to conditions that raised substantial doubt about the Company's ability to continue as a going concern. The report of independent public accountants previously issued by Arthur Andersen LLP did not contain an adverse or a disclaimer of opinion. There were no disagreements with Arthur Andersen LLP on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedures, which disagreements if not resolved to their satisfaction would have caused Arthur Andersen LLP to make reference in connection with their report to the subject matter of the disagreement.


Item 7  Financial Statements and Exhibits

        (c)  Exhibits

             99.1 Letter from Arthur Andersen LLP to the Securities and Exchange Commission dated November 28, 2001.




                                 SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                            BALTIC INTERNATIONAL USA, INC.



                                            By:  _______________________________
                                                 David A. Grossman
                                                 Chief Financial Officer

Dated:  November 29, 2001



                                                                    Exhibit 99.1



                                                        Arthur Andersen LLP
                                                        Suite 1300
                                                        711 Louisiana Street
                                                        Houston TX 77002-2788

                                                        Tel 713 237 2323
                                                        Fax 713 237 2786

                                                        www.andersen.com



November 28, 2001


Office of the Chief Accountant
Securities and Exchange Commission
450 Fifth Street, N.W.
Washington, D.C. 20549


Dear Sir/Madam:

We have read the two paragraphs of Item 4 included in the Form 8-K dated
May 25, 2001 of Baltic International USA, Inc. filed with the Securities and Exchange Commission and are in agreement with the statement contained therein.

Very truly yours,


/s/ Arthur Andersen LLL
Arthur Andersen LLP


cc: Mr. David Grossman, CFO Baltic International USA, Inc.



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